Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 12, 2024, among Satellogic Inc., a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Company”) and each of the several purchaser signatories hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

This Agreement is made pursuant to the Note Purchase Agreement, dated as of the date hereof, among the Company and each Purchaser (the “Purchase Agreement”).

The Company and each Purchaser hereby agree as follows:

1.	Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Additional Interest” shall have the meaning set forth in Section 2(c).

“Additional Notes” shall have the meaning set forth in Section 2(c).

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Effectiveness Date” shall have the meaning set forth in Section 2(a).

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(c).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Notes” means all floating rate secured convertible promissory notes issued pursuant to the Purchase Agreement, dated as of April 12, 2024, by and among the Company, the Borrower (as defined therein), the purchasers from time to time party thereto, and SRS Acquiom Inc., as holder representative.

“Notes Conversion Shares” means the Class A Ordinary Shares issuable or issued pursuant to the terms of the Notes (whether upon conversion or otherwise).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all Notes Conversion Shares and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) when (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the 1933 Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been sold in accordance with Rule 144, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions.

“Registration Statement” means any registration statement registering Registrable Securities for resale pursuant to the terms of this Agreement.

“Selling Stockholder” means a Holder that has completed and timely submitted a Selling Stockholder Questionnaire to the Company for the inclusion of its securities in a Registration Statement.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

2.	Registration.

(a)     The Company shall prepare and, as promptly as practicable but in no event later than the sixtieth (60th) calendar day following the Closing Date (the “Filing Date”), file with the Commission a Registration Statement on Form F-1 or Form S-1, as applicable (except if the Company is then eligible to register for resale the Registrable Securities on Form F-3 or Form S-3, as applicable, such registration shall be on Form F-3 or Form S-3, as applicable), covering the resale of the Registrable Securities in a resale offering to be made on a continuous basis. The Registration Statement shall contain (except if otherwise directed by the Holders or required in order to address written comments to the Registration Statement received from the Commission upon review of such Registration Statement) the “Plan of Distribution” section in substantially the form attached as Annex A hereto, as the same may be amended in accordance with the provisions of this Agreement; provided, however, that no Holder shall be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the 1933 Act as promptly as practicable after the filing thereof, but in no event later than the earlier of (i) the sixtieth (60th) calendar day following the Filing Date thereof if the Commission notifies the Company that it will “review” the Registration Statement and (ii) the fifth (5th) Business Day after the date the Company is notified by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Date”), and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the 1933 Act until such Notes Conversion Shares no longer constitute Registrable Securities (the “Effectiveness Period”).

(b)    In the event that the Commission does not permit the Company to register in any Registration Statement all of the Registrable Securities in a secondary offering, the Company shall promptly notify each of the Holders thereof, and amend such Registration Statement to register such maximum portion as permitted by the Commission. In the event of a cutback pursuant to this Section 2(b), the number of Registrable Securities to be registered on such Registration Statement will be reduced pro rata among all Holders and the Company will offer to the Holders to file and cause to become effective with the Commission, as promptly as allowed by the Commission, one or more Registration Statements to register for resale those Registrable Securities that were not previously registered for resale.

(c)     If any of the following events (any such event, an “Event”) shall occur, then additional cash interest (the “Additional Interest”) shall become payable pursuant to the terms of the Notes covering securities registrable in the applicable Registration Statement (“Applicable Notes”) to each of the Selling Stockholders as follows:

(i)    if the Registration Statement has not been filed with the Commission on or prior to the Filing Date, then commencing on the first calendar day following the Filing Date, Additional Interest shall accrue on the aggregate outstanding principal amount of such Selling Stockholder’s Applicable Notes at a rate of 0.50% per annum;

(ii)    if a Registration Statement registering for resale all of the Registrable Securities has not been declared effective on or prior to the applicable Effectiveness Date, then commencing on the day that is the first calendar day following Effectiveness Date, Additional Interest shall accrue on the aggregate outstanding principal amount of such Selling Stockholder’s Applicable Notes at a rate of 0.50% per annum;

(iii)    if a Registration Statement has been declared or becomes effective but ceases to be effective or ceases to be usable for the offer and sale of the Registrable Securities (other than in connection with a Suspension Event) at any time during the Effectiveness Period and the Company does not cure the lapse of effectiveness or usability within ten (10) calendar days (or, if a Suspension Event is then in effect, within ten (10) calendar days following the expiration of such Suspension Event), then Additional Interest shall accrue on the aggregate outstanding principal amount of such Selling Stockholder’s Applicable Notes at a rate of 0.50% per annum;

(iv)    if the Company, through its omission, fails to name a Holder as a Selling Stockholder and such Selling Stockholder had complied timely with its obligations hereunder in a manner to entitle such selling securityholder to be so named in (A) the Registration Statement at the time it first became effective or (B) any Prospectus at the later of time of filing thereof or the time the Registration Statement of which the Prospectus forms a part becomes effective, then Additional Interest shall accrue, on the aggregate outstanding principal amount of the Applicable Notes held by such Selling Stockholder, at a rate of 0.50% per annum; and

(v)    if the aggregate duration of a Suspension Event for a Registration Statement in any period exceeds the number of days permitted in respect of such period pursuant to Section 4, then commencing on the day after the aggregate duration of the Suspension Event in any period exceeds the number of days permitted in respect of such period, Additional Interest shall accrue on the aggregate outstanding principal amount of the Applicable Notes at a rate of 0.50% per annum;

provided, however, that (1) upon the filing and effectiveness (whether upon such filing or otherwise) of the Registration Statement (in the case of Section 2(c)(i) and Section 2(c)(ii)), (2) upon such time as the Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of Section 2(c)(iii)), (3) upon the time such Holder is permitted to sell its Registrable Securities pursuant to any Registration Statement and Prospectus in accordance with applicable law (in the case of Section 2(c)(iv) above), or (4) upon the termination of the Suspension Event referred to in Section 2(c)(v), Additional Interest shall cease to accrue (without in any way limiting the effect of any subsequent Event requiring the payment of Additional Interest).

Any amounts of Additional Interest due pursuant to this Section 2(c) will be payable in cash on the next succeeding interest payment date to Holders entitled to receive such Additional Interest on the relevant record dates for the payment of interest; provided that any accrued and unpaid Additional Interest with respect to (x) any Notes or portion thereof submitted for conversion, and (y) any Notes or portion thereof submitted for repurchase on a Change of Control Repurchase Date (as defined in the Notes) and not withdrawn, shall, in each case, be paid in the manner provided for the payment of interest in the Notes.

Notwithstanding anything to the contrary provided in this Agreement, the Company (nor the Borrower) shall not be liable for Additional Interest as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement until such time as the provisions of this Agreement as to the additional Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2(c) shall once again apply, if applicable.

The Additional Interest rate on the Notes shall not exceed in the aggregate 0.50% per annum and shall not be payable under more than one clause of this Section 2(c) for any given period of time.

Nothing shall preclude a Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

3.	Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)    Not less than five (5) Business Days prior to the filing of each Registration Statement, furnish to each Holder copies of all such documents proposed to be filed. The Company shall not file a Registration Statement to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith; provided that the Company is notified of such objection in writing no later than five (5) Business Days after the Holders have been so furnished copies of a Registration Statement. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Business Days prior to the proposed filing date or by the end of the fourth (4th) Business Day following the date on which such Holder receives draft materials in accordance with this Section.

(b)     As promptly as practicable, prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to cause or maintain the effectiveness of such registration statement for so long as such Registration Statement is required to be kept effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement during the period in which such Registration Statement is required to be kept effective, and, upon the written request of a Holder, the Company shall as soon as reasonably practicable amend or supplement the Prospectus relating to the Registration Statement to facilitate a “take down” as may be reasonably requested by such Holder.

(c)    (i) Use reasonable best efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder and (ii) promptly take all reasonable actions required to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any Registration Statement.

(d)    Promptly furnish, without charge, to such Holder and underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement and such other documents proposed to be filed including documents that are to be incorporated by reference into the Registration Statement, amendment or supplement, as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder.

(e)    Notify each Holder of (i) the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose and (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(f)      Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to (i) register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, (ii) keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction and (iii) cooperate with the Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority (or any successor agency thereto).

(g)     Use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(h)    When and as required for purposes of filing or updating any Registration Statement, require each selling Holder to furnish to the Company a certified statement as to the number of Class A Ordinary Shares beneficially owned by such Holder and the natural persons thereof that have voting and dispositive control over the shares. In the event of the failure by such Holder to comply with the Company’s request within ten (10) days from the date of such request, the Company shall be permitted to exclude such Holder from such Registration Statement, without being subject to the payment of liquidated damages to such Holder. At such time that such Holder complies with the Company’s request, the Company shall use its commercially reasonable efforts to include such Holder on such Registration Statement.

4.         Black-Out Periods. Notwithstanding the provisions of Sections 2 and 3 of this Agreement, the Company may delay filing or suspend the use of any Registration Statement (a) if it determines, upon advice of external legal counsel, that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or (b) if the Company’s Board of Directors, upon advice of external legal counsel, reasonably believes that such filing or use would materially affect a bona fide business or financing transaction of the Company or any of its subsidiaries, or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay filing or suspend use of any Registration Statement on more than two occasions or for more than forty-five (45) consecutive calendar days or more than ninety (90) total calendar days, in each case in any 12-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notice shall not contain any material non-public information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, the Holder agrees that it will (i) immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Holder receives (A) (x) copies of a supplemental or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from the Company that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by applicable law. If so directed by the Company, the Holder will deliver to the Company or, in Holder’s sole discretion, destroy all copies of the Prospectus covering the Registrable Securities in the Holder’s possession; provided, however, that this obligation to deliver or destroy all copies of the Prospectus covering the Registrable Securities shall not apply to (i) the extent the Holder is required to retain a copy of such Prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

5.        Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation: all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (i) with respect to filings made with the Commission, (ii) with respect to filings required to be made with any trading market on which the Class A Ordinary Shares are then listed for trading, (iii) related to compliance with applicable state securities and blue sky laws, and (iv) incurred in connection with the submission of any filing with FINRA. In no event shall the Company be responsible for any broker or similar commissions or other expenses of any Holder.

6.	Indemnification.

(a)    Indemnification by the Company. From and after the Closing Date, the Company shall indemnify, defend and hold harmless the Holder (to the extent a seller under the Registration Statement), and the officers, employees, affiliates, directors, partners, members, managers, investment advisors, attorneys and agents of the Holder, any person deemed to be an underwriter (within the meaning of the 1933 Act) with respect to any Registrable Securities, and each person, if any, who controls the Holder or any such underwriter (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) (the Holder and each of the foregoing, a “Holder Indemnified Party”), from and against any losses, judgments, claims, damages, liabilities or reasonable costs or expenses (including reasonable external attorneys’ fees) (collectively, “Losses”), that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of Prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the 1933 Act, 1934 Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent that such untrue or alleged untrue statements or omissions or alleged omissions are based solely upon information furnished in writing to the Company by a Holder Indemnified Party expressly for use therein. Notwithstanding the foregoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned).

(b)     Indemnification by Holders. From and after the Closing Date, the Holders shall indemnify, defend and hold harmless the Company, and the officers, employees, affiliates, directors, partners, members, managers, attorneys and agents of the Company, and each person, if any, who controls the Company (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act), from and against any Losses, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of Prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, to the extent that such untrue or alleged untrue statements or omissions or alleged omissions are based solely upon information regarding Holder furnished in writing to the Company by a Holder Indemnified Party expressly for use therein. In no event shall the liability of the Holder be greater in amount than the dollar amount of the net proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, the Holder’s indemnification obligations shall not apply to amounts paid in settlement of any losses if such settlement is effected without the prior written consent of the Holder (which consent shall not be unreasonably withheld, delayed or conditioned).

(c)     Contribution. If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be subject to the limitations set forth in this Section 6 and deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution pursuant to this Section 6(c) from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 6(c) shall be individual, not joint, and in no event shall the liability of the Holder under this Section 6(c) be greater in amount than the dollar amount of the net proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(d)     Notice. Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(e)      Full Force and Effect. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Registrable Securities purchased pursuant to this Agreement.

(f)      Remedies Not Exclusive. The indemnity and contribution agreements contained in this Section are in addition to any liability that the indemnifying parties may have to the indemnified parties.

7.	Miscellaneous.

(a)     Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(b)    Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4, such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement and suspend the use of the applicable Prospectus until such Holder is advised in writing by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed, and to provide notice thereof, as promptly as is practicable thereafter.

(c)     Rule 144. So long as any Registrable Securities remain outstanding, the Company shall use reasonable best efforts to (i) make and keep public information available, as those terms are understood and defined in Rule 144 of the 1933 Act, (ii) if at any time the Company is not required to file such reports, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rule 144 of the 1933 Act, and (iii) file in a timely manner all reports and other documents with the Commission required under the Exchange Act, as long as the Company remains subject to such requirements.

(d)      Amendments and Waivers. The provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, and shall be in writing and signed by the Company and the Holders of a majority of the Registrable Securities (including for this purpose the Notes on an as converted basis) then outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 7(d).

(e)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(f)      Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(g)     Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.

(h)      Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

(i)      Severability. In the event any provision of this Agreement shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

(j)     Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SATELLOGIC INC.

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SATELLOGIC’S RRA]

Name of Holder: __________________________________________

Signature of Authorized Signatory of Holder: _________________________________________

Name of Authorized Signatory: ___________________________________________

Title of Authorized Signatory: ____________________________________________

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker‑dealer solicits purchasers;

●	block trades in which the broker‑dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker‑dealer as principal and resale by the broker‑dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales;

●	in transactions through broker‑dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker‑dealers engaged by the Selling Stockholders may arrange for other brokers‑dealers to participate in sales. Broker‑dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker‑dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the ordinary shares for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the ordinary shares by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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Annex B

SATELLOGIC INC.

Selling Stockholder Notice and Questionnaire

The undersigned holder of Class A ordinary shares, par value $0.00001 per share (the “Registrable Securities”) of Satellogic Inc., a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Company”), issued pursuant to a certain Note Purchase Agreement by and among the Company, the Borrower, the Holder Representative and the Purchasers named therein, dated as of April 12, 2024 (the “Agreement”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form [F-3][S-3] (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within five (5) Trading Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder.

Telephone: __________________________________________

Fax: ______________________________________

Contact Person: _________________________________________

Email address of Contact Person______________________________________

3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement.

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

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(b)	Number of Class A Ordinary Shares to be registered pursuant to this Notice for resale:

4.	Broker-Dealer Status.

(a)	Are you a broker-dealer?

 Yes _____ No _____

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

 Yes _____ No _____

 Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

 Yes _____ No _____

Note: If yes, provide a narrative explanation below:

(d)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

 Yes _____ No _____

 Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

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5.

Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder. Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.

Relationships with the Company. Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.

Plan of Distribution. The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

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By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

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